UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  October 21, 2011

KIT DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

26 West 17th Street, 2nd Floor
New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  +1 (212) 661-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KIT digital, Inc.

October 21, 2011

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2011, KIT digital, Inc. filed a Certificate of Amendment of its Certificate of Incorporation to increase the number of its authorized shares of common stock to 150,000,000 shares from 80,000,000 shares.  The change effected by the Certificate of Amendment was effective on October 21, 2011.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein in its entirety by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

KIT digital held its Annual Meeting of Stockholders on October 21, 2011.  The following matters, all of which were set forth in KIT digital’s definitive proxy statement on Schedule 14A, as filed with the U.S. Securities and Exchange Commission on September 17, 2011, were voted on at the Annual Meeting.  The final results of such voting are as indicated below.

1.           Election of nine directors to serve for one year.

The following table sets forth the name of each nominee and the voting with respect to each nominee for director:

Name	For	Withheld	Broker Non-Votes

Kaleil Isaza Tuzman	25,406,213	169,164	3,877,408

Gavin Campion	25,402,911	172,466	3,877,408

Robin Smyth	24,474,412	1,100,965	3,877,408

Daniel W. Hart	25,421,819	153,558	3,877,408

Lars Kroijer	23,785,097	1,790,280	3,877,408

Joseph E. Mullin III	23,785,913	1,789,464	3,877,408

Santo Politi	25,420,423	154,954	3,877,408

Wayne Walker	22,896,073	2,679,304	3,877,408

Christopher Williams	25,401,921	173,456	3,877,408

2.           Approval of an amendment to KIT digital’s certificate of incorporation to increase the number of authorized shares of common stock to 150,000,000 shares from 80,000,000 shares.

For	Against	Abstain
24,695,687	4,748,756	8,342

3.           Approval of an amendment to the KIT digital, Inc. 2008 Incentive Stock Plan increasing the number of shares of common stock reserved for issuance thereunder by 6,000,000 shares, to a new total of 9,500,000 shares.

For	Against	Abstain	Broker Non-Votes
16,848,803	8,719,574	7,000	3,877,408

4.           Approval of KIT digital’s amended and restated 2008 Incentive Stock Plan, which has been amended and restated in a manner intended to enable certain awards to be made under the KIT digital, Inc. 2008 Incentive Stock Plan to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and to clarify certain provisions in the plan.

For	Against	Abstain	Broker Non-Votes
24,178,947	1,386,344	10,086	3,877,408

5.           Ratification of the selection of Grant Thornton LLP as KIT digital’s independent registered public accountants for the year ending December 31, 2011.

For	Against	Abstain
29,434,155	13,250	5,380

Based on the results of voting, all of the proposals were passed.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation filed with the Secretary of State of the State of Delaware effective October 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: October 21, 2011	By:	/s/ Kaleil Isaza Tuzman
Kaleil Isaza Tuzman
Chairman and Chief Executive Officer